UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

The Rogé Partners Funds

(Exact name of registrant as specified in charter)

630 Johnson Avenue, Suite 103, Bohemia, NY 11716

(Address of principal executive offices)(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631 218-0077

Date of fiscal year end:

6/30

Date of reporting period: 6/30/11

Item 1.  Reports to Stockholders.

Rogé Partners Fund Annual Report June 30, 2010 Investment Advisor R.W. Rogé & Company, Inc. 630 Johnson Avenue, Suite 103 Bohemia, NY 11716 1-888-800-ROGÉ

Rogé Partners Fund
SHAREHOLDER LETTER
June 30, 2011

Dear Shareholders,

Annual Review

The Roge Partners Fund returned 23.31% over the past year which trailed the benchmark S&P 500* which returned 30.69%. While we are happy about the absolute return of the fund over that time, we fell short of keeping pace with the S&P 500's torrid pace. The reason of this underperformance is simple, we feel current stock valuations and the macroeconomic picture doesn't warrant us being fully invested in equities. Until the stock market pulls back or the global economic picture improves we will remain slightly cautious.

This past year had many investors holding their breath at times.  The uncertainty of geopolitical events and natural disasters impacted the markets significantly.  However, near the end of June markets began to rise. A major contributor to the final rally was the European Union's handling of Greece's rampant debt.  Neighboring countries and banks offered the assistance Greece needed, and subsequently, they received a second installment of bailout money. These last minute developments were welcomed but disheartening, because it is only a temporary solution.  Even with all the ups and downs this quarter, the majority of our portfolios had a slightly positive return.

Global Economy

It seemed like the whole world had a challenging first half of 2011.  Many countries continued to experience residual effects from natural disasters and civil unrest; and our own country felt pressure from the quickly approaching debt ceiling.  In many cases, already struggling optimism was exhausted by strives to regain stability after calamity.

This included Japan, where the economy shrank at an annual rate of 3.7% in the first quarter of 2011.  Also, countries in the Middle East were responsible for the monumental task of rebuilding after the negative effects of civil unrest.  A result of the constant tensions in the region best known for rich oil fields was record high gas prices.

At home, we experienced gas prices exceeding four dollars per gallon. Oil increased 7% in April and reached its peak at $115 dollars per barrel on the 2nd of May. While this threw the markets for a nose dive, it served as an important reminder that our country needs a real energy independence policy.  Getting free from oil producers by creating alternatives for oil, would allow America to interact better in national and global happenings.  But as it stands, America consistently goes to oil producers to fulfill our great demands, giving them more control than they should have in economic and political affairs.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
June 30, 2011

This has much to do with our mounting debt problem, which was an important topic throughout the second quarter.  Discussions about the danger of reaching the Federal mandated debt ceiling seemed constant.  While government sought solutions, consumer spending slowed in May, breaking eight consecutive months of increasing numbers.

We also experienced weakness in the housing market. Clear Capital reported that housing prices fell 3.2% in the first six months of 2011.

Strategy

It is apparent that 2011 has some additional bumps in the road.  However, we feel that the U.S. economy is heading in a positive direction, albeit at a very slow pace.

We believe the debt ceiling will be raised, but not before it causes some financial distress that hopefully fuels an agreement.  At the same time, all eyes are on how the European Union handles their financial recovery.  If efforts towards economic stability in nations around the world continue to move at a slow pace, there will be less revenue for governments, and potentially more problems servicing their debt burdens.

This encourages us to pay close attention to inflation.  The current economic environment raises the potential for costs of goods and services to increase at an unexpected rate.  We don’t mind mild inflation which will be good for our economy and stocks in particular; but we are mindful of the possibility of hyper inflation, just as we are cognizant of rising interest rates and the effect they can have on fixed income portfolios.

For the time being, we continue to focus on flexible funds that can make real-time asset allocation decisions and add value to our client’s portfolios; this happens when undervalued investments are bought and overvalued ones are sold.  We are also researching alternative strategies that may do well in an environment of increased volatility.  So far, the strategy includes long/short funds that not only make investments in equities that they believe will go up in price, but also bet against stocks, so they may profit when the share price declines.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
June 30, 2011

Outlook

The challenges of the second quarter of 2011 reminded investors to stay focused and mindful of other times when the market increased in volatility.  While markets fluctuate, the best method of risk-management is having a globally diversified balanced portfolio.  This may allow investors to mitigate some of the volatility and stay the course, as these dramatic trends unfold, and look towards future growth, rather than wallowing in the fall.  As for us, we remain determined to attempt to secure growth for your investments and focus on positive strategies that may produce results.

Warmest regards,

Ronald W. Rogé, MS, CFP®

Steven M. Rogé, CMFC®

Chairman & CEO

Portfolio Manager

*The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

1732-NLD-8/11/2011

Rogé Partners Fund
PORTFOLIO REVIEW
June 30, 2011

The Fund's performance figures* for the year ending June 30, 2011, compared to its benchmarks:

				Inception** -
	One	Five	Inception** -	June 30, 2011
	Year	Year	June 30, 2011	(Cumulative Return)
The Rogé Partners Fund	23.31%	-0.36%	3.69%	27.73%
S&P 500 Index	30.69%	2.94%	4.44%	34.03%
MSCI World Index	30.51%	2.28%	5.50%	43.46%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until June 30, 2012, to ensure that the net annual fund operating expenses will not exceed 1.99% for the Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 3.41%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGE.

The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is October 1, 2004.

The Fund's Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Value Equity Mutual Funds	55.49%
Growth Equity Mutual Funds	13.83%
Limited Partnerships	9.04%
Blend Equity Mutual Funds	6.61%
Asset Allocation Mutual Funds	3.68%
Diversified Holding Companies	1.13%
Food	1.10%
International Mutual Funds	1.08%
Diversified Financial Services	0.99%
Beverages	0.97%
Other/Cash & Equivalents	6.08%
	100.00%

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS
	June 30, 2011

	Shares	Security		Value

		EQUITY MUTUAL FUNDS (RIC's) - 81.24%
		Asset Allocation - 3.68%
	4,635	FPA Crescent Fund		$ 130,325
	21,169	Intrepid Capital Fund		247,248
	4,428	Oakmark Equity & Income Fund		130,091
				507,664
		Blend - 6.61%
	17,065	Fairholme Fund		549,991
	21,041	Matthew 25 Fund		361,485
				911,476
		Debt - 0.55%
	7,651	RiverPark Short Term High Yield Fund		76,354

		Growth - 13.83%
	7,491	Baron Partners Fund +		162,774
	15,785	Baron Small Cap Fund +		419,404
	414	Legg Mason Opportunity Trust		4,495
	33,825	Putnam Equity Spectrum Fund +		953,186
	8,757	RiverPark/Wedgewood Fund		99,737
	1,851	Sequoia Fund, Inc.		267,152
	50	Vanguard PRIMECAP Core Fund		737
				1,907,485
		International - 1.08%
	8	Artisan International Small Cap Fund		158
	1,019	Artisan International Value Fund, Investor Shares		29,068
	7,625	Royce International Mico-Cap Fund +		77,551
	2,273	Third Avenue International Value Fund		39,805
	93	Tweedy Browne Global Value Fund		2,302
				148,884
		Value - 55.49%
	49,041	AKRE Focus Fund +		629,196
	87	Artisan Small Cap Value Fund		1,573
	54,030	Evermore Global Value Fund +		564,616
	20,045	First Eagle Global Fund		982,030
	90,914	IVA Worldwide Fund		1,591,900
	86	Kinetics Paradigm Fund		2,038
	109	Longleaf Partners Fund		3,399
	16,268	PIMCO EQS Pathfinder Fund		173,251
	33,371	Pinnacle Value Fund +		487,545

The accompanying notes are an integral part of these financial statements.

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2011

	Shares	Security		Value

		Value - 55.49% (Continued)
	9,296	Prospector Capital Appreciation Fund		151,064
	89	Third Avenue Small Cap Value Fund		1,972
	191	Third Avenue Value Fund		9,897
	71,235	Walthausen Small Cap Value Fund +		1,197,461
	38,388	Westport Fund +		966,606
	59,926	Wintergreen Fund +		888,710
				7,651,258

		TOTAL EQUITY MUTUAL FUNDS
		(Cost $8,641,081)		11,203,121

		COMMON STOCKS - 9.61%
		Aerospace/Defense - 0.55%
	1,100	Northrop Grumman Corp.		76,285

		Beverages - 0.97%
	900	Brown-Forman Corp.		64,800
	850	Diageo PLC		69,589
				134,389
		Computers - 0.48%
	13,140	Tier Technologies, Inc. +		65,700

		Diversified Financial Services - 0.99%
	7,000	JSE, Ltd.		66,850
	5,000	Och-Ziff Capital Management Group		69,350
				136,200
		Diversified Holding Companies - 1.13%
	1,900	Leucadia National Corp.		64,790
	1,308	Siem Industries, Inc. + (a)		90,566
				155,356
		Food - 1.10%
	4,100	Nathan's Famous, Inc. +		77,367
	1,200	Nestle SA		74,856
				152,223
		Insurance - 0.42%
	750	Berkshire Hathaway, Inc., Class B +		58,043

The accompanying notes are an integral part of these financial statements.

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2011

	Shares	Security		Value

		Internet - 0.60%
	3,500	Liquidity Services, Inc. +		$ 82,635

		Oil & Gas Services - 0.58%
	800	Seacor Holdings		79,968

		Pharmaceuticals - 0.50%
	51,000	Liberator Medical Holdings, Inc. +		68,850

		Private Equity - 0.16%
	1,100	Bavaria Industriekapital AG (a)		22,440

		Software - 0.91%
	54,188	Advant-E Corp.		13,764
	24,900	GSE Systems, Inc. +		53,784
	5,300	Mediware Information Systems +		58,565
				126,113
		Telecommunications - 0.54%
	2,900	Hawian Telcom Holdco, Inc. +		74,312

		Tobacco - 0.68%
	1,400	Philip Morris International, Inc.		93,478

		TOTAL COMMON STOCKS
		(Cost $1,077,831)		1,325,992

		LIMITED PARTNERSHIP - 9.04%
	609,489	Armor Capital Partners LP + ++ (a)		1,176,433
	1,000	New England Realty Associates		69,505

		TOTAL LIMITED PARTNERSHIP
		(Cost $767,550)		1,245,938

		TOTAL INVESTMENTS
		(Cost $10,486,462)(b)	99.89%	$ 13,775,051
		Other assets in excess of liabilities	0.11%	13,788

		TOTAL NET ASSETS	100.00%	$ 13,788,839

The accompanying notes are an integral part of these financial statements.

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2011

	RIC - Regulated Investment Company
+	Non-income producing securities.
++	Restricted securities. The aggregate value of such securities is 8.53% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.
(a)

 Securities for which market quotations are not readily available.   The aggregate value of such securities is 9.35% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.

(b)

 Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $10,905,803 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation:	$2,916,328
			Unrealized depreciation:	(47,080)
			Net unrealized appreciation:	$2,869,248

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011

Assets:
Investments in securities, at value (Cost $10,486,462)	$ 13,775,051
Cash	177,731
Dividends and interest receivable	3,057
Receivable for securities sold	43,590
Prepaid expenses and other assets	16,559
Total Assets	14,015,988

Liabilities:
Investment advisory fees payable	9,284
Payable for investments purchased	178,420
Fund shares repurchased	10,798
Fees payable to other affiliates	5,321
Accrued expenses and other liabilities	23,326
Total Liabilities	227,149

Net Assets	$ 13,788,839

Net Assets Consist Of:
Paid in capital	$ 13,910,581
Accumulated net investment loss	(107,276)
Accumulated net realized loss from security transactions and foreign currency transactions	(3,303,066)
Net unrealized appreciation of investments and foreign currency transactions	3,288,600

Net Assets	$ 13,788,839

Shares outstanding (unlimited number of shares authorized without par value)	1,201,385

Net asset value (net assets ÷ shares outstanding), offering price	$ 11.48

Rogé Partners Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2011

Investment Income:
Dividends	$ 149,413
Interest	261
Total investment income	149,674

Expenses:
Advisory fees	130,738
Administration fees	26,773
Fund accounting fees	24,321
Transfer agent fees	23,567
Legal fees	19,012
Registration fees	18,250
Audit fees	17,233
Insurance expense	16,273
Printing expense	5,542
Custody fees	3,160
Non 12b-1 shareholder servicing fees	1,674
Trustees' fees	280
Other expenses	813
Total expenses	287,636

Less:
Advisory fees waived	(27,468)
Net expenses	260,168

Net Investment Loss	(110,494)

Net Realized and Unrealized Gain on Investments:
Net realized gain from security transactions	977,905
Net realized gain from foreign currency transactions	17
Realized gain from distributions received from underlying investment companies	65,685
Net change in unrealized appreciation of investments and foreign currency transactions	1,702,672

Net Realized and Unrealized Gain on Investments	2,746,279

Net Increase in Net Assets Resulting from Operations	$ 2,635,785

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010
From Operations:
Net investment Income loss	$ (110,494)	$ (92,037)
Net realized gain from security transactions	977,905	700,310
Net realized gain from foreign curreny transactions	17	10
Distributions received from underlying investment companies	65,685	1,121
Net change in unrealized appreciation of investments	1,702,672	1,019,164

Net increase in net assets resulting from operations	2,635,785	1,628,568

Distributions:
In excess of net investment income	-	(25,292)
Net decrease in net assets from distributions	-	(25,292)

From Capital Share Transactions:
Subscriptions of fund shares	1,605,374	379,485
Reinvestment of dividends	-	25,275
Redemptions of fund shares	(1,444,130)	(734,880)
Net increase (decrease) in net assets from
capital shares transactions	161,244	(330,120)

Net Increase in Net Assets	2,797,029	1,273,156

Net Assets:
Beginning of Year	10,991,810	9,718,654
End of Year*	$ 13,788,839	$ 10,991,810
* Includes accumulated net investment loss of:	$ (107,276)	$ (93,000)

Capital Share Transactions:
Shares sold	152,902	41,926
Shares reinvested	-	2,649
Shares redeemed	(131,921)	(78,520)
	20,981	(33,945)

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Year	$ 9.31	$ 8.00	$ 12.16		$ 15.24		$ 12.92
Income From Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.08)	(0.06)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	2.26	1.41	(4.09)		(2.06)		2.74
Total from investment operations	2.17	1.33	(4.15)		(2.11)		2.73

Paid-In Capital from Redemption Fees	-	-	-		0.00	(2)	0.00	(2)

Less Distributions:
From net investment income	-	-	-		-		-
In excess of net investment income	-	(0.02)	(0.00)	(2)	(0.05)		(0.15)
From net realized gains	-	-	-		(0.92)		(0.26)
In excess of net realized gains	-	-	(0.01)		-		-
Total distributions	-	(0.02)	(0.01)		(0.97)		(0.41)

Net Asset Value, End of Year	$ 11.48	$ 9.31	$ 8.00		$ 12.16		$ 15.24

Total Return (3)	23.31%	16.63%	(34.11)%		(14.57)%		21.32%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$ 13,789	$ 10,992	$ 9,719		$ 14,673		$ 17,480
Ratio of expenses to average net assets,
before waiver/reimbursement (4)	2.20%	2.46%	2.67%		2.34%		2.13%
Ratio of expenses to average net assets,
after waiver/reimbursement (4)	1.99%	1.99%	1.99%		1.99%		1.99%
Ratio of net investment income (loss)to average net assets, after waiver/ reimbursement (5)	(0.84)%	(0.81)%	(0.65)%		(0.36)%		(0.05)%
Portfolio Turnover Rate	46%	43%	149%		59%		33%

(1)	Per share amounts calculated using the average shares method.
(2)	Per share amount represents less than $0.01 per share.
(3)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

the accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

Note 1.  Organization

Rogé Partners Funds (the “Trust”) a Delaware business trust formed on April 15, 2004, and registered as open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) is comprised of the Rogé Partners Fund (the “Fund”).  The Fund commenced operations on October 1, 2004.   The Fund’s business and affairs are managed by its officers under the direction of its Board of Trustees (the “Board”).  The Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and country-regionplaceU.S. and foreign equity securities with a growth and value approach.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.  Management has evaluated subsequent events through the date the financial statements were issued.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. If no mean price is available, the last bid price is used.   Shares of underlying mutual funds are valued at their respective Net Asset Values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by R.W. Rogé & Co., Inc. (the “Advisor”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Advisor deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange-traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value (face value).  The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision of the Fund’s Board of Trustees.

The Fund normally calculates net asset value (“NAV”) per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) (generally 4PersonName:00PM Eastern Time) once on each day on which the NYSE is open for trading. Trading in securities on Far Eastern and certain other securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE. In addition, Far Eastern and other securities trading generally, or in a particular country or countries, may take place on days that the NYSE is closed, and on which a Fund’s net asset value is not calculated. As a result of the aforementioned, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.   Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith in accordance with the guidelines established by the Board.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, a Board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine fair value for a security.  As of June 30, 2011, the Fund held three securities for which market quotations were not readily available.   The market value of these securities represented 9.35% of its net assets.

Rogé Partners Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2011 for the Fund’s assets and liabilities measured at fair value:

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Rogé Partners Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011

Security Transactions and Related Investment Income – Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.   The amounts of dividends and distributions from net investment income and net realized gains, respectively, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.   These “book-tax” differences are either permanent or temporary in nature.   To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.   To the extent dividends and distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in surplus or tax return of capital.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

Rogé Partners Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011

financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets and net asset value per share.  For the year ended June 30, 2011, the Fund reclassified the components of net assets due to net operating losses, distributions in excess, realized foreign currency losses and adjustments for real estate investment trusts and grantor trusts as follows:

Paid in capital	$ (101,638)
Accumulated net investment loss	96,218
Accumulated net realized loss from security
transactions and foreign currency transactions	5,420

Note 3.  Investment Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement (the “Agreement”) with the Advisor. Pursuant to the Agreement, the Advisor manages the Funds’ investments and business affairs, subject to the supervision of the Board. For its services, the Advisor receives a fee equal to 1.00% of the average net assets of the Fund.

The Advisor has agreed contractually to waive its advisory fee and to reimburse expenses, other than extraordinary or non-recurring expenses or acquired fund fees and expenses, at least until June 30, 2012, such that the total annual fund operating expenses do not exceed 1.99% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and may increase performance.  For the year ended June 30, 2011, the Advisor waived fees amounting to $27,468.  The Fund’s total expenses subject to recoupment are $147,893. As of June 30, 2011, the Advisor can recoup waived and reimbursed expenses of $67,497 until June 30, 2012, $52,928 until June 30, 2013 and $27,468 until June 30, 2014.

The Trust has entered into various service agreements (“Agreements”) with Gemini Fund Services, LLC (“GFS”). Pursuant to the Agreements, GFS serves as Administrator, Transfer and Dividend Disbursing Agent, Fund Accounting Agent, and Custody Administrator to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets. In addition, certain agreements are subject to certain minimum requirements.

Northern Lights Distributors, LLC (“NLD”), an affiliate of GFS, is the Distributor of the Trust.

Note 4.  Investment Transactions

During the year ended June 30, 2011 the cost of purchases and proceeds from sales of investment securities, excluding short-term securities, aggregated $6,207,327 and $5,886,355, respectively.

Note 5.  Distributions to Shareholders and Tax Components of Capital

The tax character of Fund distributions for the following periods was as follows

:

Rogé Partners Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales and book/tax differences due to partnership adjustments.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to partnership adjustments.

At June 30, 2011, the Fund had a capital loss carry forwards for federal income tax purposes available to offset future capital gains through the following expiration dates:

Note 6.  Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of June 30, 2011, the Rogé Partners Fund was invested in the following restricted securities:

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
Armor Capital Partners LP	12/30/2005	609,489	$700,000	$1,176,433	8.53%

Note 7. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than a net as currently required.   Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Rogé Partners Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011

Note 8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Rogé Partners Funds

Bohemia, New York

We have audited the accompanying statement of assets and liabilities of the Rogé Partners Fund, a series of shares of the Rogé Partners Fund, including the schedule of investments, as of June 30, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.    These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rogé Partners Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 17, 2011

Rogé Partners Fund
SUPPLEMENTAL INFORMATION
June 30, 2011 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses.   The following examples are intended to help the shareholder understand the ongoing cost  (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds.    Please note, the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or any redemption fees.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2011 through June 30, 2011.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Rogé Partners Fund	Beginning Account Value (1/1/11)	Ending Account Value (6/30/11)	Expenses Paid During Period** (1/1/11-6/30/11)
Actual	$1,000.00	$1,039.90	$10.07
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94

** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in the reporting period).

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2011 (Unaudited)

RE APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 9, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of the Rogé Partners Funds (the “Trust”) approved the continuation of the Investment Advisory Agreement (the “Agreement”) for the Rogé Partners Fund (the “Fund”).  At the Meeting, Trust counsel reviewed and summarized the Board’s responsibilities under the Investment Company Act of 1940, as amended, (the “1940 Act”) with respect to approving the continuance of the Agreement, the material factors that must be considered by the Board to reach a final conclusion, and the requirements for disclosure of contract renewal deliberations in shareholder reports, the Statement of Additional Information and proxy statements. He referred to the materials provided prior to the Meeting for the Board’s consideration and discussed the same, including a questionnaire completed by the Adviser that provides important information about the Adviser.

In order to determine whether to continue the  Fund’s Agreement, Trust counsel advised the Independent Trustees to consider:  1) the investment performance of the Fund; 2) the nature, extent and quality of services provided by the Adviser;  3) the costs of the services to be provided and the profits to be realized by the Adviser and any affiliates, from the relationship with the Fund; 4) the extent to which economies of scale will be realized as the Fund grows; and 5) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board reviewed the Fund’s quarterly compliance checklists and certifications with respect to compliance with the 1940 Act, the Sarbanes-Oxley Act of 2002 and the Fund's Code of Ethics. Next, the Independent Trustees reviewed the Adviser’s financial statements, Form ADV and the completed annual Agreement questionnaire provided by the Adviser.  The Independent Trustees noted the business experience and quality of personnel associated with the Adviser.

The Independent Trustees then reviewed the performance of the Fund as compared to several benchmark indices for various periods ended March 31, 2011.  The Trustees then discussed the Fund’s overall performance record.

The Independent Trustees then referred to the reports comparing the Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios of a peer group of funds. It was noted that the Adviser continues to waive advisory fees to maintain the Fund’s expense cap at 1.99%.  Further discussion ensued and the Independent Trustees concluded that the advisory fees were competitive and reasonable for the services provided.  The Independent Trustees then discussed the fact that the Fund’s expense ratio was above the median for the peer group, but noted that several of the funds in the peer group benefit from economies of scale available to large fund groups.

The Trustees then noted that the Adviser has no affiliated entities that might benefit from the Adviser’s relationship with the Fund.

The Independent Trustees met with Trust counsel in executive session to discuss their findings with respect to continuing the Agreement. The Independent Trustees discussed the nature and quality of the services provided to the Fund by the Adviser.  The Trustees commented that they generally were very pleased with the quality of service provided by the Adviser. The Independent Trustees further noted the Adviser’s clear commitment to compliance. With respect to the Fund’s expenses being relatively high, the Independent Trustees concluded that they are not unreasonable considering the current size of the Fund and the Fund’s performance.  The Independent Trustees also noted the Adviser’s past contributions to the Fund to reduce expenses and the Adviser’s ongoing commitment to the Fund’s asset growth. Finally, the Independent Trustees discussed how economies of scale would become more relevant when assets grow and the Adviser keeps its full fee.

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2011 (Unaudited)

When the regular session resumed, based upon the information provided, it was the Board’s, including the Independent Trustees’ consensus that the fees to be paid to the Adviser were reasonable, that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and the renewal of the Agreement was in the best interest of the Fund’s shareholders.  The Board noted that it did not rely on any single factor to arrive at its decision but considered all of the information available.

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2011 (Unaudited)

The Trustees and executive officers of the Trust, together with information as to their principal business occupations during the last five years, are set forth in the table below.  Unless otherwise noted, the address of each Trustee and Officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788.

Name and Age	Position(s) held with Trust	Term of Office and Length of Time Served (1)	Principal Occupations(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships held by Trustee
INTERESTED TRUSTEE:
Ronald W. Rogé Age: 64	Chairman of the Board of Trustees; Chief Executive Officer; Co-Portfolio Manager	Since June 2004	Founder and Chairman of R.W. Rogé & Company, Inc. since 1986	1	1
NON-INTERESTED TRUSTEES:
David H. Diesslin Age: 64	Trustee/Financial Expert	Since October 2004	Principal and Founder – Diesslin & Associates, Inc. (financial planners), since 1980	1	5
Richard Sincere Age: 57	Trustee	Since June 2004	President, Chief Executive Officer and Founder of Sincere & Co., LLC (marketing firm)	1	None
Donald Smith Age: 69	Trustee	Since June 2004	Owner and President of IMXCO Sales Inc. since 1988	1	None
PRINCIPAL EXECUTIVE OFFICERS:
Steven M. Rogé Age: 30	President; Co-Portfolio Manager	Since June 2004	Portfolio Manager - R.W. Rogé & Company, Inc. since 2003	1	None
Rosanne Rogé Age: 55	Secretary	Since June 2004	Managing Director - R.W. Rogé & Company, Inc. since 1995	1	None

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2011 (Unaudited)

Name and Age	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupations(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships held by Trustee
PRINCIPAL EXECUTIVE OFFICERS: (Continued)
Susan J. Rogé Age: 30	Treasurer	Since June 2004	Paraplanner R.W. Rogé & Company, Inc. (2009 – Present); Chief Compliance Officer - R.W. Rogé & Company, Inc. (2003- 2009)	1	None
Jeffrey C. Roberto Age: 45	Chief Compliance Officer	Since August 2005	Portfolio Operations Manager – R.W. Rogé & Company, Inc. since March 2002; Chief Compliance Officer - R.W. Rogé & Company, Inc. (2009 – Present)	1	None
Kevin E. Wolf Age: 41	Assistant Treasurer	Since June 2006	Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 - Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 – 2006); Vice President, GemCom, LLC (2004 - Present)	1	None

(1)

Each trustee is elected to serve an indefinite term until his or successor, if any, is duly elected and qualified.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-888-800-ROGE.

PRIVACY NOTICE

Rev. 08/2011

FACTS	WHAT DOES ROGÉ PARTNERS FUNDS AND ITS INVESTMENT ADVISOR R.W. ROGÉ & COMPANY, INC. (“ROGÉ”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number

•

account balances

•

account transactions

•

transaction history

•

wire transfer instructions

•

checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Rogé chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Rogé share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-800-ROGE or go to www.rogepartnersfunds.com

What we do
Who is providing this notice?	Rogé Partners Funds and its advisor R.W. Rogé & Company, Inc. A complete list is included below.
How does Rogé protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Rogé collect my personal information?

We collect your personal information, for example, when you

•

open an account

•

provide account information

•

give us your contact information

•

make a wire transfer

•

tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include: R.W. Rogé & company, Inc.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Rogé doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Rogé doesn’t jointly market.
List of entities providing this notice
Rogé Partners Funds R.W. Rogé & Company, Inc. Rogé Partners Fund

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2011 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q.   Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).   The information on Form N-Q is available without charge, upon request, by calling 1-888-800-ROGE.

Rogé Partners Fund

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that David H. Diesslin is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

FY 06/30/11

$15,000

N/A

FY 06/30/10

$14,500

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE 06/30/11

$0

N/A

FYE 06/30/10

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE 06/30/11

$2,900

N/A

FYE 06/30/10

$2,800

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 06/30/11

$0

N/A

FYE 06/30/10

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 06/30/2011

$2,900

N/A

FYE 06/30/2010

$2,800

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Rogé Partners Funds

By (Signature and Title)

*

/s/

Steven M. Rogé

Steven M. Rogé, President

Date

9/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/

Steven M. Rogé

Steven M. Rogé, President

Date

9/8/11

By (Signature and Title)

*

/s/

Susan J. Rogé

Susan J. Rogé, Treasurer

Date

9/8/11

* Print the name and title of each signing officer under his or her signature.